UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c)

of the Securities Exchange Act of 1934

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BMO Funds, Inc.

(Name of Registrant as Specified in Charter)

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BMO ALTERNATIVE STRATEGIES FUND

A SERIES OF BMO FUNDS, INC.

111 East Kilbourn Avenue, Suite 200

Milwaukee, WI 53202

IMPORTANT NOTICE REGARDING THE INTERNET AVAILABILITY OF

INFORMATION STATEMENT

The Information Statement is available at www.[                    ]

November [    ], 2018

An Information Statement is available for your review regarding the appointment of a new sub-adviser for the BMO Alternative Strategies Fund (the “Fund”), a series of BMO Funds, Inc. (the Corporation”). This notice of internet availability presents only an overview of the more complete Information Statement that is available to you on the internet or, upon request, by mail. We encourage you to access and review all of the important information contained in the Information Statement. As described below, the Information Statement is for informational purposes only and, as a shareholder of the Fund, no action is required.

This notice is being mailed on or about November [    ], 2018 to shareholders of record as of the close of business on November [    ], 2018.

Summary of Information Statement

The Information Statement describes the approval of a new sub-adviser for the Fund. At a meeting of the Corporation’s Board of Directors (the “Board”) on August 8, 2018, the Board approved the appointment of BMO Asset Management Limited (formerly, F&C Management Limited) (“BMO AM Limited”) to manage a portion of the Fund’s portfolio, and authorized BMO Asset Management Corp., the Fund’s investment adviser (the “Adviser”), to enter into a new sub-advisory agreement with BMO AM Limited with respect to the Fund (the “Sub-Advisory Agreement”). BMO AM Limited is affiliated with the Adviser due to common ownership, as both BMO AM Limited and the Adviser are indirect, wholly-owned subsidiaries of the Bank of Montreal. This change went into effect on September 17, 2018. The Fund’s sub-advisory arrangements with its other sub-advisers are not affected by this change.

The Information Statement is being made available in lieu of a proxy statement pursuant to the terms of an exemptive order (the “Manager of Managers Order”) from the Securities and Exchange Commission. The Manager of Managers Order permits the Adviser, subject to certain conditions, to, among other things, enter into new sub-advisory agreements with “wholly-owned” sub-advisers, provided that the new agreement is approved by the Corporation’s Board. For this purpose, the term “wholly-owned” includes sub-advisers under common ownership with the Adviser, such as BMO AM Limited. Although approval by the Fund’s shareholders of the new Sub-Advisory Agreement is not required, the Manager of Managers Order requires that the Fund’s shareholders receive notification of the change within 90 days and that the Corporation make available to Fund shareholders an Information Statement on its website for 90 days thereafter.

This notice informs you that the Information Statement is available to you via the internet. You may view and print the full Information Statement on the Fund’s website at [                    ]. The Information Statement will be available on the website until at least [90 days after notice is first sent to shareholders]. You may also request that a paper copy or PDF via email of the Information Statement be sent to you, free of charge, by contacting the Fund in writing at BMO Funds U.S. Services, P.O. Box 55931, Boston, MA 02205-5931 or by calling (toll-free) 800-236-3863 by [same date as set forth above]. If you do not request a paper copy or PDF via email by this date, you will not otherwise receive a paper or email copy. The Fund’s most recent annual and semi-annual reports are available upon request, without charge, by contacting your financial intermediary, or by writing to or calling the Fund at the address or toll-free number set forth above.

The Fund will mail only one copy of this notice to a household, even if more than one person in a household is a Fund shareholder of record, unless the Fund has received contrary instructions from at least one of the shareholders. If you need additional copies of this notice and you are a holder of record of your shares, please contact the Fund as indicated above. If your shares are held in broker street name, please contact your financial intermediary to obtain additional copies of this notice. If, in the future, you do not want the mailing of notices to be combined with those of other members of your household, or if you have received multiple copies of this notice and want future mailings to be combined with those of other members of your household, please contact the Fund as indicated above; alternatively, you may contact your financial intermediary. The Fund undertakes to deliver promptly upon written or oral request a separate copy of the Information Statement to a security holder at a shared address to which a single copy of the document was delivered.

If you want to receive a paper copy of the Information Statement, you must request one.

There is no charge to you for requesting a copy.

2

INFORMATION STATEMENT

BMO ALTERNATIVE STRATEGIES FUND

A SERIES OF BMO FUNDS, INC.

111 East Kilbourn Avenue, Suite 200

Milwaukee, WI 53202

November [    ], 2018

The Information Statement is available at www.[                    ]

The BMO Alternative Strategies Fund (the “Fund”), a series of BMO Funds, Inc. (the “Corporation”), is furnishing this Information Statement to notify you of the approval by the Corporation’s Board of Directors (the “Board”) of a new sub-advisory agreement (the “Sub-Advisory Agreement”) between BMO Asset Management Corp., the investment adviser to the Fund (the “Adviser”), and BMO Asset Management Limited (formerly, F&C Management Limited) ( “BMO AM Limited”), who has been retained by the Adviser to manage a portion of the Fund’s portfolio. BMO AM Limited is affiliated with the Adviser due to common ownership, as both BMO AM Limited and the Adviser are indirect, wholly-owned subsidiaries of the Bank of Montreal.

The Information Statement is being made available in lieu of a proxy statement pursuant to the terms of an exemptive order (the “Manager of Managers Order”) from the Securities and Exchange Commission (“SEC”). The Manager of Managers Order permits the Adviser, subject to certain conditions, to, among other things, enter into new sub-advisory agreements with “wholly-owned” sub-advisers, provided that the new agreement is approved by the Corporation’s Board. For this purpose, the term “wholly-owned” includes sub-advisers under common ownership with the Adviser, such as BMO AM Limited. Although approval by the Fund’s shareholders of the Sub-Advisory Agreement is not required, the Manager of Managers Order requires that the Fund’s shareholders receive notification of the change within 90 days and that the Corporation make available to Fund shareholders an Information Statement on its website for 90 days thereafter.

A Notice of Internet Availability for this Information Statement is being mailed on or about November [    ], 2018 to shareholders of record as of the close of business on November 1, 2018.

THIS INFORMATION STATEMENT IS FOR INFORMATIONAL PURPOSES ONLY AND NO ACTION IS REQUIRED ON YOUR PART. WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY

INTRODUCTION

The Fund’s investment objective is to seek capital appreciation with an emphasis on absolute returns. In pursuing this investment objective on behalf of the Fund, the Adviser seeks to provide attractive risk-adjusted returns over the long term, broad investment diversification, and to maintain lower volatility relative to the broad equity and fixed income markets by allocating the Fund’s assets across a variety of investment strategies, generally by employing multiple sub-advisers. In allocating the Fund’s assets among multiple sub-advisers, the Adviser seeks to diversify exposures across geographies, sectors, market capitalizations, and security types. A range of qualitative and quantitative factors is reviewed when determining the allocations to the sub-advisers, including each sub-adviser’s investment style, historical performance, and portfolio holdings.

In recommending new sub-advisers to the Board, the Adviser conducts a detailed quantitative, qualitative, and risk analysis process and considers numerous factors, including, but not limited to, the sub-adviser’s investment style, reputation, depth and experience of its investment team, financial stability, demonstrated ability to implement a particular investment strategy, consistency of past returns, and policies and procedures to monitor account for risk. As part of this process, at a meeting of the Board on August 8, 2018, the Adviser recommended and the Board approved the appointment of BMO AM Limited to manage a portion of the Fund’s portfolio, and authorized the Adviser to enter into the Sub-Advisory Agreement with BMO AM Limited.

With this change, which went into effect on September 17, 2018, BMO AM Limited is tasked with managing two strategies on behalf of the Fund: (1) a global macro strategy, and (2) a global equity market neutral strategy (collectively, the “BMO AM Limited Strategies”), as described below.

•

A macro strategy seeks to profit from anticipated changes in macroeconomic trends in the fixed income, equity, and foreign currency markets. For example, BMO AM Limited may establish both long and short positions in interest rate, foreign exchange, equity, and credit markets (often through derivatives, such as futures and options) based on its analysis of global economic conditions. BMO AM Limited may use quantitative models to identify investment opportunities across asset classes and to forecast trends in the markets and/or may employ a managed futures strategy to profit from shifts in different markets. Under this strategy, BMO AM Limited may purchase securities or sell securities short or use derivative instruments, such as futures and options, to achieve the same effect. A macro strategy may be either tactical or strategic, and BMO AM Limited may invest in one or more countries, including developed and emerging market countries, and may specialize in specific sectors, industries, securities, commodities, or market capitalizations.

•

An equity market neutral strategy generally seeks to produce returns from investments in the equity markets by investing in both long and short positions in particular securities or markets (often through derivatives, such as total return swaps). For example, in employing this strategy, BMO AM Limited may use fundamental research to identify securities to buy long (with the expectation that they will increase in value) and sell short (with the expectation that they will decrease in value). Other methodologies, such as relative value or event driven, also may be utilized to determine which securities to buy long and which to sell short. Under this strategy, BMO AM Limited may purchase securities or sell securities short, or use derivative instruments, such as total return swaps, to gain long or short exposure to securities or markets. In implementing this strategy, BMO AM Limited may invest in one or more countries, including developed and emerging market countries, and may specialize in specific sectors, industries, or market capitalizations.

The Fund’s sub-advisory arrangements with its other sub-advisers are not affected by this change.

NEW SUB-ADVISER

BMO AM Limited

BMO AM Limited is located at Exchange House, Primrose Street, London, United Kingdom EC2A 2NY. BMO AM Limited, which is registered as an investment adviser with the SEC, provides investment management services to various types of clients. BMO AM Limited is an affiliate of the Adviser and as of August 31, 2018, had approximately $114.9 billion in assets under management.

The following table provides information regarding the principal executive officers and directors of BMO AM Limited. The business address of each person is Exchange House, Primrose Street, London, United Kingdom EC2A 2NY, unless otherwise indicated.

Name	Title; Principal Occupation
Richard Wilson	Chief Executive Officer
Nigel Parry	Chief Compliance Officer
Benjamin Apfel	Head of Legal
David Logan	Director
Joan Mohammed	Director
Iain McDonald	Head of Finance

Other Funds with Similar Investment Objectives Managed by BMO AM Limited

BMO AM Limited does not manage any other investment companies registered under the Investment Company Act of 1940, as amended (the “1940 Act”), or any business development companies as defined under such Act.

BMO AM Limited Sub-Advisory Agreement

Under the Sub-Advisory Agreement, within the framework of the fundamental policies, investment objective and investment restrictions of the Fund, and subject to the supervision and instructions of the Adviser and the oversight of the Board, BMO AM Limited has sole and exclusive responsibility for making all investment decisions with respect to that portion of the Fund allocated to it by the Adviser (the “Subadvised Portfolio”). In this regard, BMO AM Limited is responsible for, among other things, decisions relating to the purchase, retention, monitoring, and disposition of securities and other investments of the Subadvised Portfolio. In providing these services, BMO AM Limited will conduct a continual program of investment and make investment decisions with respect to the Subadvised Portfolio, place purchase and sale orders on behalf of the Fund (subject to its duty of best execution), and maintain such books and records as required by the Investment Company Act of 1940, as amended (the “Investment Company Act”), and the Investment Advisers Act of 1940, as amended. In addition, BMO AM Limited will use its good faith judgment in a manner that it reasonably believes best serves the interests of the Fund and its shareholders to vote or abstain from voting all proxies solicited by or with respect to issuers of securities in the Subadvised Portfolio, in accordance with BMO AM Limited’s proxy voting policies.

Under the Sub-Advisory Agreement, BMO AM Limited must act in good faith and in accordance with the standard of care that could be reasonably expected of a professional discretionary investment manager in rendering the services provided by it under the Sub-Advisory Agreement. In the absence of willful misfeasance, bad faith, or gross negligence on the part of BMO AM Limited or its affiliates, supervised persons or access persons, or of reckless disregard of its obligations and duties under the Sub-Advisory Agreement, BMO AM Limited or any of its affiliates, supervised persons or access persons will not be subject to any liability to the Adviser, the Corporation or the Fund, to any shareholder of the Fund, or to any person, firm, or organization for any act or omission in the course of, or connected with the rendering of services by BMO AM Limited. The Sub-Advisory Agreement provides that the foregoing does not, however, relieve BMO AM Limited from any of its obligations or duties that may not by law be limited or waived.

In consideration of the services provided by BMO AM Limited with respect to the Subadvised Portfolio, the Adviser (not the Fund) will pay BMO AM Limited a management fee that is payable monthly in arrears based on a percentage of the management fees the Adviser receives from the Fund.

The Sub-Advisory Agreement became effective as of September 17, 2018, and shall continue in effect until August 31, 2019, unless sooner terminated as therein provided, and shall continue in effect from year to year thereafter so long as such continuance is specifically approved by the Board.

The Sub-Advisory Agreement may be terminated upon not more than 60 nor less than 30 calendar days’ prior written notice to BMO AM Limited (i) by the Board, (ii) by a vote of holders of a majority of the Fund’s outstanding voting securities, or (iii) by the Adviser. The Sub-Advisory Agreement may be terminated by BMO AM Limited upon not less than 60 calendar days’ prior written notice to the Adviser. The Sub-Advisory Agreement will terminate automatically upon the termination of the Investment Advisory Agreement, and will also terminate automatically in the event of its assignment, as such term is defined in Section 2(a)(4) of the Investment Company Act.

A copy of the form of Sub-Advisory Agreement entered into between the Fund and sub-advisers that employ the investment techniques used by BMO FAM EMEA in managing the Subadvised Portfolio is attached hereto as Appendix A. The terms of the Sub-Advisory Agreement with BMO AM Limited are substantially similar to the terms of the Fund’s agreements with its other sub-advisers.

BOARD CONSIDERATION AND APPROVAL OF THE

SUB-ADVISORY AGREEMENT

At a meeting held on August 8, 2018, the Board, including a majority of the directors who are not deemed to be “interested persons” of the Fund under the Investment Company Act (the “Independent Directors”), considered and approved the Sub-Advisory Agreement. In advance of the meeting, the Board received materials relating the Adviser’s recommendation to name BMO AM Limited as a sub-adviser to the Fund, and had the opportunity to ask questions and request additional information in connection with their consideration of the proposal. In addition, prior to the meeting, the Independent Directors met in executive session with their independent legal counsel, who advised on various matters with respect to the Independent Directors’ considerations and otherwise assisted them with their deliberations. The Board also considered presentations that the senior portfolio managers responsible for managing the BMO AM Limited Strategies had made to the Board via video conference. The presentations consisted of descriptions of the investment strategies, historical performance of the strategies, and background of the investment teams. The Board also considered the ability of the Adviser, subject to approval by the Board, to enter into the Sub-Advisory Agreement without shareholder approval pursuant to the Manager of Managers Order.

The material factors and conclusions that formed the basis for the Board’s approval of the Sub-Advisory Agreement are discussed below.

•

The Nature, Extent, and Quality of the Services to be Provided by BMO AM Limited to the Fund. The Board considered the nature, extent, and quality of services to be provided to the Fund by BMO AM Limited under the Sub-Advisory Agreement. In evaluating the nature, extent and quality of the services to be provided by BMO AM Limited, the Board reviewed information describing the financial strength, experience, resources and key personnel of BMO AM Limited, including the personnel who would provide investment management services to the Fund. The Board noted BMO AM Limited’s experience in managing the strategies to be employed for its allocated portions of the Fund and BMO AM Limited’s compliance program as it relates to the Fund. The Board considered the other services provided by BMO AM Limited under the Sub-Advisory Agreement, including selecting broker-dealers for execution of portfolio transactions; monitoring adherence to the Fund’s investment restrictions; and assisting with portfolio compliance with securities laws, regulations, policies and procedures. Based upon this review, the Board concluded that the nature, quality and extent of the services to be provided to the Fund by BMO AM Limited are expected to be satisfactory.

•

Investment Performance. As BMO AM Limited was a newly proposed sub-adviser for the Fund, the Board did not review performance information for the Fund. The Board did, however, review historical and/or synthetic performance data for various periods for the investment strategies BMO AM Limited would employ for the Fund.

•

Costs of Services Provided and Profits Realized by BMO AM Limited. The Board considered the proposed fees payable under the Sub-Advisory Agreement, noting that the fee would be paid by the Adviser (not the Fund). The Board reviewed the management fees charged to comparable accounts managed by BMO AM Limited, taking into consideration differences in style, size and services provided to such other accounts. With respect to profitability, the Board considered that the Adviser compensates BMO AM Limited from its fee and that BMO AM Limited is an affiliate of the Adviser. The Board concluded that, taking into account all of the information reviewed, the sub-advisory fee to be paid to BMO AM Limited was reasonable.

•

Economies of Scale. Because BMO AM Limited is an affiliate of the Adviser and is paid by the Adviser, the Board did not separately review the extent to which economies of scale are realized as the Fund grows.

•

Other Benefits to BMO AM Limited. The Board considered other benefits that may be realized by BMO AM Limited and its affiliates from their relationship with the Fund, including the opportunity to provide advisory services to the Fund and reputational benefits. In addition, the Board noted that BMO AM Limited is an affiliate of the Adviser.

The Board reviewed all of the above considerations in reaching its decision to approve the proposed Sub-Advisory Agreement. In its deliberations, the Board did not identify any particular information that was all-important or controlling and individual Board members may have attributed different weights to the various factors. Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent legal counsel, the Board, including the Independent Directors, voting separately, approved the Sub-Advisory Agreement.

The Fund’s agreements with its other sub-advisers, as well as its Investment Advisory Agreement with the Adviser, were last approved by the Board, including the Independent Directors, on August 8, 2018.

ADDITIONAL INFORMATION

Service Providers

Adviser. BMO Asset Management Corp. is an SEC-registered investment adviser and wholly-owned subsidiary of BMO Financial Corp., a financial services company headquartered in Chicago, Illinois, and an indirect wholly-owned subsidiary of the Bank of Montreal (“BMO”), a publicly-held Canadian diversified financial services company. The Adviser’s principal business address is 115 South LaSalle Street, Chicago, Illinois 60603. As of August 31, 2018, the Adviser had approximately $40.5 billion in assets under management, of which approximately $12.9 billion was in the BMO Funds’ assets. The Adviser, including its predecessor entities, has managed investments for individuals and institutions since 1973. The Adviser has managed the Corporation’s portfolios since 1992. BMO AM Limited is an indirect wholly-owned subsidiary of BMO; therefore, the Adviser and BMO AM Limited are affiliates.

Distributor. BMO Investment Distributors, LLC (the “Distributor”), 115 South LaSalle Street, Chicago, Illinois 60603, serves as the principal distributor of the Fund’s shares. The Distributor is registered with the SEC and FINRA as a broker-dealer. The Distributor, which is an affiliate of the Adviser and BMO AM Limited, is not compensated by the Fund for its services as principal distributor of the Fund’s shares.

Administrator and Shareholder Servicing Agent. The Adviser serves as the administrator and shareholder servicing agent to the Fund and, in connection therewith, is entitled to receive fees at an annual rate of 0.15% of the average daily net assets (“ADNA”) of each of the Class I and Class A shares.

Sub-Administrator. State Street Bank & Trust Company (“SSB”) is the Fund’s sub-administrator and provides certain fund financial reporting, tax, treasury, and compliance services for the Fund. The Adviser is responsible for the fees payable to SSB. SSB is located at 1 Iron Street, Boston, Massachusetts 02116.

Custodian and Fund Accountant. SSB is also the custodian and fund accountant for the Fund. SSB also maintains certain books and records of the Fund that are required by applicable federal regulations. For its services, SSB receives a fee from the Fund based on a percentage of the Fund’s ADNA.

Transfer Agent and Dividend Disbursing Agent. DST Asset Manager Solutions, Inc. (formerly, Boston Financial Data Services, Inc.), 2000 Crown Colony Drive, Quincy, Massachusetts, maintains all necessary shareholder records for the Fund. For its services, the transfer agent receives a fee from the Fund based on the size, type, and number of accounts and transactions made by shareholders. The fee is based on the level of the Fund’s average net assets for the period plus out-of-pocket expenses.

Independent Registered Public Accounting Firm. The independent registered public accounting firm for the Fund, KPMG LLP, 833 East Michigan Street, Milwaukee, WI 53202, conducts its audits in accordance with the standards of the Public Company Accounting Oversight Board (United States), which require it to plan and perform its audits to provide reasonable assurance about whether the Fund’s financial statements and financial highlights are free of material misstatements.

Shares Outstanding; Principal Shareholders

As of September 30, 2018, the following shares of the Fund were issued and outstanding: 7,587,243.162 Class I shares and 7,245.972 Class A shares. As of the same date, the officers and directors of the Corporation, as a group, owned less than 1% of the Fund’s outstanding shares. Unless otherwise noted below, as of such date, no persons owned of record or are known the by Corporation to own of record or beneficially more than 5% of any class of the Fund’s outstanding shares.

Name and Address*	Class of Shares	Number of Shares	Percent of Class

Mitra & Co FBO 98 Marshall & Ilsley Trust Oper. c/o Reliance Trust Company (WI) 480 Pilgrim Way Ste 1000 Green Bay WI 54904-5280	Class I	6,489,908.054	85.54%

Name and Address*	Class of Shares	Number of Shares	Percent of Class

Charles Schwab & Co Inc. Reinvest Account Attn: Mutual Fund Dept. 211 Main St San Francisco CA 94105-1905	Class I	795,288.782	10.48%

National Financial Services 499 Washington Blvd Jersey City, NJ 07310-1995	Class A	3,604.927	49.75%

Charles Schwab & Co Inc. Reinvest Account Attn: Mutual Fund Dept. 211 Main St San Francisco CA 94105-1905	Class A	2,252.047	31.08%

National Financial Services 499 Washington Blvd Jersey City, NJ 07310-1995	Class A	1,017.147	14.04%

*The Corporation believes that the entities in the above chart are the holders of record of these shares and are not the beneficial owners of such shares.

Any shareholder that owns 25% or more of the outstanding shares of the Fund or a class of shares of the Fund may be presumed to “control” (as that term is defined in the 1940 Act) the Fund or that class of the Fund. Shareholders with a controlling interest could affect the outcome of voting or the direction of management of the Fund.

Voting Rights

Although the Corporation is not asking shareholders to vote on the approval of BMO AM Limited as sub-adviser to the Fund, the Corporation is required by the rules of the SEC to summarize the voting rights of shareholders. Whenever a matter affecting the Fund requires shareholder approval, a shareholder meeting generally will be held and a proxy statement and proxy/voting instruction forms will be sent to the Fund’s shareholders. Each share of the Fund is entitled to one vote and each fraction of a share is entitled to a proportionate fractional vote. Shareholders also may revoke previously submitted voting instructions in accordance with instructions contained in the proxy statement sent to the Fund’s shareholders. The foregoing description of shareholder voting rights with respect to the Fund is only a summary of these rights. Whenever shareholder approval of a matter affecting the Fund is required, the proxy statement sent to shareholders will fully describe the voting rights of shareholders and the voting procedures that will be followed at the shareholder meeting.

Reports to Shareholders

You may obtain a free copy of the Fund’s annual reports and semi-annual reports, and you may ask questions about the Fund or your accounts, online at www.bmofunds.com, by contacting the Fund at the address or toll-free telephone number listed below or by contacting your financial intermediary.

BMO Funds, Inc.

111 East Kilbourn Avenue, Suite 200

Milwaukee, Wisconsin 53202

Toll-free: 1-800-236-FUND

Shareholder Communication Costs

The Adviser or its affiliates will pay for the costs associated with preparing and distributing the Notice of Internet Availability for this Information Statement, as well as this Information Statement.

Future Shareholder Meetings; Shareholder Proposals

The Corporation generally is not required to hold annual meetings of shareholders and the Corporation generally does not hold a meeting of shareholders in any year unless certain specified shareholder actions such as election of directors or approval of a new advisory agreement are required to be taken under the 1940 Act, the Corporation’s Articles of Incorporation or the Corporation’s By-Laws. By observing this policy, the Corporation seeks to avoid the expenses customarily incurred in the preparation of proxy materials and the holding of shareholder meetings.

A shareholder desiring to submit a proposal intended to be presented at any meeting of shareholders of the Corporation hereafter called should send the proposal to the Secretary of the Corporation at the Corporation’s principal offices within a reasonable time before the solicitation of the proxies for such meeting (i.e., before the Corporation begins to print and send its proxy materials). Shareholders who wish to recommend a nominee for election to the Board may do so by submitting the appropriate information about the candidate to the Corporation’s Secretary. The mere submission of a proposal by a shareholder does not guarantee that such proposal will be included in the proxy statement because certain rules under the federal securities laws must be complied with before inclusion of the proposal is required. Also, the submission does not mean that the proposal will be presented at the meeting. For a shareholder proposal to be considered at a shareholder meeting, it must be a proper matter for consideration under applicable law.

By Order of the Board of Directors,

John M. Blaser,

President, BMO Funds, Inc.

Appendix A

Form of Sub-Advisory Agreement

AGREEMENT (the “Agreement”) made as of the      day of         , 2018 by and between BMO Asset Management Corp., an investment adviser registered under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), and a corporation organized under the laws of Delaware (the “Adviser”), and F&C Management Limited (n/k/a BMO Asset Management Limited), a corporation organized under the laws of the United Kingdom and an investment adviser registered under the Advisers Act (the “Subadviser”).

WITNESSETH

WHEREAS, BMO Funds, Inc., a Wisconsin corporation (the “Corporation”), is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”); and

WHEREAS, pursuant to authority granted to the Adviser by the Corporation’s Board of Directors (the “Board”) and pursuant to the provisions of the Investment Advisory Agreement dated October 6, 2011 between the Adviser and the Corporation (the “Advisory Agreement”), the Adviser has selected the Subadviser to act as a sub-investment adviser to the portion of each series of the Corporation identified on Exhibit A to this Agreement (each, a “Fund”) that may be allocated by the Adviser for management by the Subadviser from time to time, and to provide certain other services, as more fully set forth below, and to perform such services under the terms and conditions herein, and the Subadviser is willing to furnish such services.

NOW, THEREFORE, in consideration of the mutual agreements herein contained, it is agreed as follows:

1.        The Subadviser’s Services. Within the framework of the fundamental policies, investment objectives, and investment restrictions of each Fund, and subject to the supervision and instructions of the Adviser and oversight of the Board, the Subadviser shall have sole and exclusive responsibility for making all the investment decisions for that portion of the Fund allocated by the Adviser for management by the Subadviser (the “Subadvised Portfolio”). The Subadviser acknowledges and agrees that the various investment management services provided herein will apply to the Subadvised Portfolio, which may consist of all, a portion, or none of a Fund’s assets, and that the Subadviser shall not be responsible for providing investment management services to any other portion of the Fund. The Subadviser shall perform the investment management services provided herein in accordance with each Fund’s investment objectives, policies, and restrictions, as stated in the Corporation’s registration statement, including the Prospectus and Statement of Additional Information (such registration statement, as currently in effect and as amended or supplemented from time to time, collectively called the “Prospectus”), all applicable restrictions of the Articles of Incorporation, as amended, and By-Laws of the Corporation as may from time to time be in force, within such guidelines and limitations as the Adviser and Subadviser shall agree to from time to time, and subject to the following understandings:

(a) Investments.

(i)        The Subadviser shall be responsible for decisions relating to the purchase, retention, monitoring, and disposition of securities and other investments (the “Investments”) with regard to each Subadvised Portfolio. In providing these services, the Subadviser will conduct a continual program of investment, evaluation and, if appropriate, sale and reinvestment of the Investments.

(ii)        In the performance of its duties and obligations under this Agreement, the Subadviser shall act in conformity with, and shall be responsible for the daily monitoring of the investment activities and Investments of the Subadvised Portfolio to ensure compliance with, the Corporation’s Articles of Incorporation, as amended, and By-Laws; a Fund’s Prospectus, policies, and procedures; the instructions and directions received in writing from the Adviser or the Board; and the applicable requirements of the 1940 Act, the Internal Revenue Code of 1986, as amended (the “Code”) (including the requirements for qualification as a regulated investment company), and all other applicable federal and state laws and regulations. For the avoidance of doubt, it is acknowledged and agreed that the Subadviser shall not bear any responsibility for Investments held by a Fund that are not included as part of the Subadvised Portfolio.

(iii)        As of the date of this Agreement, 100% of each Fund’s investable assets will be allocated among portfolios within the Fund as designated by the Adviser; provided, however, that the Adviser has the right at any time to reallocate the portion of a Fund’s assets allocated to a Subadvised Portfolio pursuant to this Agreement, if the Adviser deems such reallocation appropriate.

(b) Books and Records. The Subadviser shall not be responsible for the provision of administrative, bookkeeping, or accounting services to each Fund, except as otherwise provided herein or as may be necessary for the Subadviser to supply to the Adviser, the Corporation, or the Board the information required to be supplied under this Agreement. The Subadviser shall maintain separate books and detailed records of all matters pertaining to each Fund and each Subadvised Portfolio (the “Fund Books and Records”), including without limitation a daily ledger of such assets and liabilities relating thereto and brokerage and other records of all securities transactions. The Subadviser also will preserve such Fund Books and Records for the periods prescribed by Rule 31a-2 under the 1940 Act. All Fund Books and Records shall remain the sole property of the Corporation; provided that Subadviser may maintain a copy of such Books and Records in order to comply with applicable law. Fund Books and Records shall be available by delivery of copies or electronic transmission without delay to the Corporation or the Adviser during any day that a Fund is open for business upon reasonable notice to the Subadviser.

(c) Allocation of Brokerage. The Subadviser shall determine the securities to be purchased or sold by a Fund with respect to each Subadvised Portfolio and will place orders with or through such persons, brokers, or dealers to carry out the policy with respect to brokerage as set forth in a Fund’s Prospectus. Subject to the provisions of the following paragraph, the Subadviser will take reasonable steps to ensure that Subadvised Portfolio transactions are effected at the best execution available.

In using reasonable efforts to obtain the best execution available, the Subadviser, bearing in mind a Fund’s best interests at all times, shall consider all factors it deems relevant, including by way of illustration, price, the size of the transaction, the nature of the market for the security, the amount of the commission, the timing of the transaction taking into account market prices and trends, the reputation, experience and financial stability of the broker or dealer involved, and the quality of service rendered by the broker or dealer in other transactions. The Subadviser may allocate brokerage business to firms that provide such services or facilities and, in accordance with Section 28(e) of the Securities Exchange Act of 1934, as amended, and interpretive guidance issued by the Securities and Exchange Commission (the “SEC”) thereunder, the Subadviser may cause a Fund to pay a broker or a dealer a commission in excess of the amount of commission another broker or dealer would have charged if the Subadviser determines in good faith that the commission paid was reasonable in relation to the brokerage or research services received. The Subadviser shall provide such information regarding any “soft dollar” arrangements that the Subadviser maintains with respect to each Fund as may be requested from time to time by the Adviser.

Consistent with the foregoing paragraph, nothing in this Agreement is intended to inhibit the Subadviser’s selection of broker-dealers used to execute trades for a Fund, including trades placed with broker-dealers who provide investment research services to the Subadviser. Such research services may include, but are not limited to, advice or data provided either directly or through publications or writings, including electronic publications, telephone contacts, and personal meetings with security analysts, economists, and corporate and industry spokespersons, and analyses and reports concerning issues, industries, and securities economic factors and trends. Research so provided is in addition to and not in lieu of the services required to be performed by the Subadviser.

The Subadviser shall be authorized to open and maintain brokerage accounts for derivatives and securities, including futures and forward contracts and options thereon, swap agreements and over-the-counter transactions for and in the name of a Fund and to execute for the Fund as its agent, standard customer agreements with such brokers, dealers, and other intermediaries or counterparties as the Subadviser shall select as provided above. The Subadviser may, using such of the securities and other property of a Fund as the Subadviser deems necessary or desirable, deposit for the Fund initial and maintenance brokerage and margin deposits and otherwise direct payments of cash, cash equivalents and securities, and other property into such brokerage accounts and to such brokers as the Subadviser deems desirable or appropriate.

It is understood that the Subadviser may have advisory, management, service, or other contracts with other individuals or entities, and may have other interests and businesses. When a security proposed to be purchased or sold for a Fund is also to be purchased or sold for other accounts managed by the Subadviser at the same time, the Subadviser may, but is under no obligation to, aggregate such orders and shall allocate such purchases or sales on a pro-rata, rotating, or other equitable basis consistent with its trade allocation procedures so as to avoid any one account being systematically preferred over any other account.

The Subadviser will advise the Adviser and, if instructed by the Adviser, each Fund’s custodian or sub-custodians on a prompt basis each day by electronic telecommunication of each confirmed purchase and sale of a Subadvised Portfolio security or other financial instrument specifying the name of the issuer, the full description of the security or other financial instrument including its class, and amount or number of shares of the security or other financial instrument purchased or sold, the market price, commission, government charges, and gross or net price, trade date, settlement date, and identity of the clearing broker. Under no circumstances may the Subadviser or any affiliates of the Subadviser act as a principal in a securities transaction with a Fund or any other investment company managed by the Adviser unless (i) permitted by an exemptive provision, rule, or order under the 1940 Act, and (ii) upon obtaining prior approval of the securities transaction from the Adviser. Any such transactions shall be reported quarterly to the Board.

(d) Information Provided by the Subadviser. From time to time as the Adviser or the Board may reasonably request, in writing, the Subadviser, at its own reasonable expense, shall furnish the Adviser and the Board reports of Subadvised Portfolio transactions and reports on securities held in each Subadvised Portfolio, all in such detail as the Adviser or the Board may reasonably request. Upon reasonable written advance notice, the Subadviser will make its officers, employees, “supervised persons” and “access persons” (as used herein, such terms have the meanings provided in the Advisers Act and rules promulgated thereunder) working on a given Subadvised Portfolio available to meet with the Adviser and the Board at the Corporation’s principal place of business or another mutually agreed location, or by telephone, to review the Investments of a Fund. The Subadviser also will inform the Adviser and the Board of material changes in its investment strategy or tactics or in key personnel related to a given Subadvised Portfolio and will provide reasonable prior notice of any material changes to the Subadviser’s ownership. The Subadviser also will provide information about its Subadvised Portfolios to the Adviser to assist the Adviser in ensuring each Fund’s compliance with the Code, the 1940 Act, the Securities Act of 1933, as amended (the “1933 Act”), and any state securities law, rule, or regulation.

The Subadviser will: (i) submit such reports and information as the Adviser or a Fund may reasonably request to assist the Fund’s custodian (the “Custodian”), administrator, or fund accounting agent, in its or their determination of the market value of securities held in a Subadvised Portfolio; (ii) place orders for purchases and sales of Subadvised Portfolio investments for each Fund; (iii) give instructions to the Custodian concerning the delivery of securities and transfer of cash for each Fund; (iv) as soon as practicable after the close of business each day but no later than 10:00 a.m. Central time the following business day, provide the Custodian with details for each transaction effected for each Fund, provide such details to the Adviser upon request, and promptly forward to the Custodian details of all brokerage or dealer confirmations; and (v) as soon as practicable following the end of each calendar month, provide the Adviser with written or electronic statements showing all transactions effected for each Fund during the month, a summary listing all investments held by each Subadvised Portfolio as of the last day of the month, and such other information the Adviser may reasonably request in connection with any accounting services that the Adviser or its agents provide for a Fund. The Adviser acknowledges the Subadviser and the Custodian or a Fund’s accounting agent may use different pricing vendors, which may result in valuation discrepancies. The Adviser also acknowledges that the Subadviser is not a custodian of any Fund’s assets and will not take possession or custody of such assets.

It shall be the duty of the Subadviser to furnish to the Board, upon request, such information as may reasonably be necessary for the Board to evaluate this Agreement or any proposed amendments hereto for the purpose of casting a vote pursuant to Section 10 or 12 hereof or in connection with the Board’s annual consideration of this Agreement under Section 15(c) of the 1940 Act.

(e) Voting of Proxies. The Subadviser shall use its good faith judgment in a manner that it reasonably believes best serves the interests of each Fund’s shareholders to vote or abstain from voting all proxies solicited by or with respect to the issuers of securities in each Subadvised Portfolio, in accordance with the Subadviser’s proxy voting policies, which shall be provided, along with any amendments, to the Corporation. The Subadviser’s obligations in the previous sentence are contingent upon its timely receipt of such proxy solicitation materials, which the Adviser shall cause to be forwarded to the Subadviser. The Subadviser further agrees that it will provide the Adviser, as the Adviser may reasonably request, with a written report of the proxies voted on behalf of the Sub-Advised Portfolio during the most recent 12-month period or such other period as the Adviser may designate, in a format that shall comply with the 1940 Act. Upon reasonable request, the Subadviser shall provide the Adviser with all proxy voting records relating to each Subadvised Portfolio, including but not limited to those required by Form N-PX. Upon request of the Adviser, the Subadviser also will provide an annual certification, in a form reasonably acceptable to Adviser, attesting to the accuracy and completeness of such proxy voting records. If both the Subadviser and another entity managing assets of the Fund have invested the Fund’s assets in the same security, the Subadviser and such other entity will have the power to vote its pro rata share of such security in accordance with its respective proxy voting policies and procedures. For the avoidance of doubt, the Subadviser shall have the power and authority but not the responsibility or obligation for filing proofs of claim in bankruptcy or class action litigation, but will provide the Adviser with any documentation relating to such litigation and claims as may be reasonably requested by the Adviser.

(f) Agent. Subject to any other written instructions of the Adviser, the Corporation, or a Fund, the Subadviser is hereby appointed as the Adviser’s, the Corporation’s and each Fund’s agent and attorney-in-fact for the limited purpose of executing account documentation, agreements, contracts, and other documents as the Subadviser is requested by brokers, dealers, counterparties, and other persons in connection with its management of the Investments; provided, however, that any such documentation that the Subadviser shall execute shall comply in all material respects with all laws, rules, and regulations applicable to the business of the Corporation, including but not limited to the 1940 Act and the rules and regulations thereunder. The Subadviser shall provide the Adviser and the Corporation with copies of any documents executed on behalf of the Corporation hereunder as soon as possible after the execution of any such documents.

(g) Compliance with Applicable Law and Governing Documents. With respect to all matters relating to its performance under this Agreement, the Subadviser and its directors, officers, partners, employees, supervised persons and access persons will act in accordance in all material respects with applicable law, including the 1940 Act, the 1933 Act, the Commodity Exchange Act (the “CEA”) and the rules and regulations adopted thereunder, and with the Corporation’s governing instruments and regulatory filings, including the Corporation’s Articles of Incorporation, as amended, By-Laws, Prospectus, filings made by the Adviser under the CEA with respect to the Funds and compliance policies and procedures adopted pursuant to Rule 38a-1 under the 1940 Act, copies of which the Adviser has provided to the Subadviser prior to the date hereof (collectively, “Governing Instruments and Regulatory Filings”), and any reasonable instructions or directions of the Corporation, the Board, or the Adviser provided to the Subadviser in writing. The Adviser will promptly provide the Subadviser with any material amendments, supplements, or other changes to the Governing Instruments and Regulatory Filings, and upon receipt, the Subadviser will act in accordance with such amendments, supplements, or other changes.

(h) Corporation’s Name; Adviser’s Name; Subadviser’s Name. The Subadviser will have no rights relating to the Corporation’s name, each Fund’s name, or in the name “BMO”, and the Subadviser will make no use of such names without the express written consent of the Corporation, the Fund, or the Adviser, as the case may be; provided that notwithstanding anything in this Agreement, the Subadviser shall be entitled to use the Corporation’s name, each Fund’s name and the name “BMO” and any related logos, royalty free, in any document required to be filed with any governmental agency or self-regulatory organization and in marketing materials for the purpose of indicating that the Subadviser is a subadviser to the Fund.

The Adviser will have no rights relating to the Subadviser’s name, and the Adviser will make no use of such name on behalf of itself, the Corporation or the Funds without the express written consent of the Subadviser, which consent will not be unreasonably withheld or delayed; provided that notwithstanding anything in this Agreement, the Adviser shall be entitled to use the Subadviser’s name and logo, royalty free, in any document required to be filed with any governmental agency or self-regulatory organization and in marketing materials for the purpose of indicating that the Subadviser is a subadviser to the Fund.

(i) Fair Valuation. In accordance with the valuation procedures adopted by the Board, as amended from time to time, the Subadviser shall provide reasonable assistance with fair valuation of those securities in which it invests the Subadvised Portfolio’s assets for which readily available market prices are unavailable. The Subadviser shall monitor the Subadvised Portfolio for any significant events that occur when the market is closed that may affect the value of the Investments and shall promptly notify the Adviser of such event. For the avoidance of doubt, it is acknowledged and agreed by the parties hereto that the Subadviser is not responsible for the determination of the price of Investments held in the Subadvised Portfolio.

(j) Compliance Oversight. As reasonably requested by the Corporation on behalf of the Corporation’s officers and in accordance with the scope of the Subadviser’s obligations and responsibilities contained in this Agreement, the Subadviser shall provide reasonable assistance to the Corporation in connection with the Corporation’s compliance with the Sarbanes-Oxley Act and the rules and regulations promulgated by the SEC thereunder, and Rule 38a-1 under the 1940 Act. Such assistance shall include, but not be limited to, (i) certifying annually, upon the reasonable request of the Corporation, that it is in material compliance with all applicable federal securities laws, as that term is defined in Rule 38a-1(e)(1) under the 1940 Act; (ii) facilitating and cooperating with third-party audits arranged by the Corporation to evaluate the effectiveness of its compliance controls; (iii) providing the Corporation’s chief compliance officer with reasonable direct access to its compliance personnel; (iv) providing the Corporation’s chief compliance officer with periodic reports upon advance written notice; and (v) promptly providing special reports to the Corporation’s chief compliance officer in the event of material compliance issues. Further, the Subadviser is aware that: (i) the president (principal executive officer) and treasurer (principal financial officer) of the Corporation (collectively, the “Certifying Officers”) are required to certify the Corporation’s periodic reports on Form N-CSR and Form N-Q pursuant to Rule 30a-2 under the

1940 Act; and (ii) the Certifying Officers must rely upon certain matters of fact generated by the Subadviser of which they do not have firsthand knowledge. Consequently, the Subadviser has in place procedures and controls that are reasonably designed to ensure the adequacy of the services provided to the Corporation under this Agreement and the accuracy of the information prepared by it and which is included in the Corporation’s periodic reports, and shall provide certifications to the Corporation to be relied upon by the Certifying Officers in certifying the Corporation’s periodic reports on Form N-CSR and Form N-Q (and such other periodic reports that may require certification in the future), in a form reasonably satisfactory to the Corporation. Notwithstanding the foregoing, the parties understand and agree that the Subadviser does not have access to all of the books and records of the Funds necessary to perform certain compliance testing. Accordingly, the Subadviser shall not be responsible for a Fund being in violation of any applicable law or regulation or investment policy or restriction applicable to the Fund as a whole or for the Fund’s failure to qualify as a regulated investment company under the Code if the Subadvised Portfolio’s Investments would not be in such violation or failing to so qualify if the Subadvised Portfolio were deemed to be a separate regulated investment company under the Code.

(k) Subadviser’s Use of Track Record. The Subadviser may use performance data it generates in connection with a Subadvised Portfolio for its track record, and may use the name of the Corporation or the Fund solely to identify such performance, subject to Section 1(h) hereof.

2.        Allocation of Charges and Expenses. The Subadviser will bear its own expenses incurred in connection with providing services hereunder. Other than as specifically indicated herein, the Subadviser shall not be responsible for the Corporation’s or the Adviser’s expenses, including, without limitation the expenses of organizing the Corporation and continuing its existence; fees and expenses of the directors and officers of the Corporation; fees for investment advisory services and administrative personnel and services; expenses incurred in the distribution of its shares (“Shares”), including expenses of administrative support services, fees and expenses of preparing and printing its registration statements under the 1933 Act, and the 1940 Act, and any amendments thereto; expenses of registering and qualifying the Corporation, each Fund, and Shares of each Fund under federal and state laws and regulation; expenses of preparing, printing, and distributing the Prospectus to shareholders; interest expense; taxes and fees of every kind; costs of acquiring and disposing of Investments, including but not limited to brokers’ commissions, dealers’ markups and any issue or transfer taxes chargeable in connection with a Fund’s transactions; expenses of issue (including costs of Share certificates), purchase, repurchase, and redemption of Shares including expenses attributable to a program of periodic issue, charges and expenses of custodians, transfer agents, dividend disbursing agents, shareholder servicing agents and registrars, printing and mailing costs, auditing, accounting, and legal expenses; reports to shareholders and governmental officers and commissions; expenses of meetings of the Board and shareholders and proxy solicitations therefor; insurance expenses; association membership dues and such nonrecurring items as may arise, including all losses and liabilities incurred in administrating the Corporation and each Fund. The Corporation or the Adviser, as the case may be, shall reimburse the Subadviser for any such expenses or other expenses of each Fund or the Adviser, as may be reasonably incurred by such Subadviser on behalf of a Fund or the Adviser. The Subadviser shall keep and supply to the Corporation and the Adviser adequate records of all such expenses. The Subadviser will pay expenses incurred by the Corporation or a Fund for any matters related to any transaction or event caused by the Subadviser that is deemed to result in a change of control of the Subadviser or otherwise result in the assignment of this Agreement under the 1940 Act. In addition, the Subadviser shall pay the expenses relating to costs of any special meeting of directors or shareholders of a Fund convened for the primary benefit of the Subadviser; provided, however, that the Subadviser shall only have to pay the reasonable portion of such expenses that relate to matters for the primary benefit of the Subadviser.

3.          Information Supplied by the Adviser. The Adviser shall provide the Subadviser with the Corporation’s Articles of Incorporation and By-Laws, each Fund’s most current Prospectus and Statement of Additional Information and the instructions, policies, and directions (i) of the Board pertaining to the Adviser and each Fund, and (ii) of the Adviser pertaining to each Fund, as in effect from time to time; and the Subadviser shall have no responsibility for actions taken in reliance on any such documents. The Adviser shall promptly furnish to the Subadviser copies of all material amendments or supplements to the foregoing documents. The Adviser will provide the Subadviser with reasonable assistance in connection with the Subadviser’s activities under this Agreement, including without limitation, providing such information concerning a Fund, its daily funds available for investment, and general affairs of the Fund as the Subadviser may reasonably request.

4.          Representations and Warranties of the Subadviser. Subject to Section 4(k) below, the Subadviser represents and warrants to the Adviser, the Corporation, and each Fund as follows:

(a)    The Subadviser: (i) is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect; (ii) is not prohibited by the 1940 Act or the Advisers Act from performing the services contemplated by this Agreement; (iii) has met, and will continue to meet for so long as this Agreement remains in effect, any other applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory organization, necessary to be met in order to perform the services contemplated by this Agreement; and (iv) has the authority to enter into and perform the services contemplated by this Agreement.

(b)    Neither the Subadviser nor any officer, director, partner, employee, supervised person or access person of the Subadviser is subject to any event set forth in Section 9(a) of the 1940 Act that would disqualify the Subadviser from acting as an investment adviser to an investment company under the 1940 Act. The Subadviser will promptly notify the Adviser of the occurrence of any event that would disqualify the Subadviser from serving as an investment adviser of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise.

(c)    The Subadviser has adopted a written code of ethics reasonably designed to comply with the requirements of Rule 17j-1 under the 1940 Act (the “Code of Ethics”) and, if it has not already done so, will provide the Adviser and the Corporation with a copy of such Code of Ethics. On at least an annual basis, the Subadviser will comply with the reporting requirements of Rule 17j-1, which include (i) certifying to the Adviser that the Subadviser has adopted procedures reasonably necessary to prevent its access persons from violating the Code of Ethics, and (ii) identifying any material violations that have occurred with respect to the Code of Ethics. Upon reasonable notice from and the reasonable request of the Adviser, the Subadviser shall provide the Adviser and its employees with reasonable access to the Subadviser’s Chief Compliance Officer to discuss and review at Subadviser’s principal place of business such records as are reasonably necessary to assess the functioning of the Code of Ethics or any harm caused to a Fund from a material violation of the Code of Ethics. In conjunction with this discussion, the Subadviser will make available, upon reasonable written notice and reasonable written request, solely on the Subadviser’s premises, the relevant records that are required for the Adviser, the Corporation or the Fund to demonstrate compliance with applicable law.

(d)    The Subadviser has adopted and implemented written policies and procedures, as required by Rule 206(4)-7 under the Advisers Act, which are reasonably designed to prevent violations of the Advisers Act and the rules thereunder by the Subadviser, its officers, employees, supervised persons and access persons. Upon reasonable notice to and reasonable request, the Subadviser shall provide the Adviser with access to the records relating to such policies and procedures as they relate to the Subadvised Portfolio. The Subadviser also will provide, at the reasonable request of the Adviser, periodic certifications, in a form reasonably acceptable to the Adviser, attesting to such written policies and procedures.

(e)    The execution, delivery, and performance by the Subadviser of this Agreement are within its powers and have been duly authorized by all necessary action, and no action or filing with any governmental body, agency, or official is required for the execution, delivery, and performance of this Agreement, and the execution, delivery, and performance by the Subadviser of this Agreement do not contravene or constitute a default under any provision of applicable law, rule, or regulation, the Subadviser’s governing instruments or any agreement, judgment, injunction, order, decree, or other instrument binding upon the Subadviser.

(f)    The Subadviser has provided its current Form ADV, client brochure, and applicable brochure supplements (collectively, the “Form ADV”) to the Adviser (and will promptly provide to the Adviser all amendments thereto), and each Form ADV provided to the Adviser is and will be a true and complete copy of the Subadviser’s Form ADV and, to the best of the Subadviser’s knowledge and belief, the information contained therein is accurate and complete in all material respects and does not omit to state any material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading.

(g)    The Subadviser will not engage in any transactions subject to the CEA on behalf of a Fund prior to the Subadviser becoming registered as a commodity trading adviser with the Commodity Futures Trading Commission (the “CFTC”) and a member of the National Futures Association under the CEA or otherwise qualifying for an exclusion from the definition of commodity trading adviser or exemption from registration as a commodity trading adviser, including by making any necessary notice filings with the CFTC.

(h)    The Subadviser is a corporation duly organized and validly existing under the laws of the United Kingdom with the power to carry on its business as it is now being conducted.

(i)    The Subadviser has adopted written proxy voting policies that are reasonably designed to comply in all material respects with the requirements of the 1940 Act and the Advisers Act.

(j)    The Subadviser shall be responsible for the preparation and filing of Schedule 13D, Schedule 13G and/or Form 13F, as applicable, with respect to securities held or previously held in a Subadvised Portfolio.

(k)    If, at any time during the term of this Agreement, the Subadviser discovers any fact or omission, or any event or change of circumstances has occurred, which would make any of its representations and warranties in this Agreement inaccurate or incomplete in any material respect, the Subadviser will provide prompt written notification to the Adviser of such fact, omission, event, or change of circumstance, and the facts related thereto.

5.          Representations and Warranties of the Adviser. The Adviser represents and warrants to the Subadviser as follows:

(a)    The execution, delivery, and performance by the Adviser of this Agreement are within its powers and have been duly authorized by all necessary action, and no action or filing with any governmental body, agency, or official is required for the execution, delivery, and performance of this Agreement, and the execution, delivery, and performance by the Adviser of this Agreement do not contravene or constitute a default under any provision of applicable law, rule, or regulation, the Adviser’s governing instruments or any agreement, judgment, injunction, order, decree, or other instrument binding upon the Adviser.

(b)    The services to be provided by the Subadviser are within the scope of the services and investments authorized by the Advisory Agreement and the governing instruments of, and/or laws and regulations applicable to, the Adviser and that, subject to the terms of this Agreement, the Adviser is duly authorized to enter into this Agreement. The Adviser shall deliver to the Subadviser evidence of such authority as the Subadviser may reasonably require.

(c)    If, at any time during the term of this Agreement, the Adviser discovers any fact or omission, or any event or change of circumstances has occurred, which would make any of its representations and warranties in this Agreement inaccurate or incomplete in any material respect, the Adviser will provide prompt written notification to the Subadviser of such fact, omission, event, or change of circumstance, and the facts related thereto.

(d)    The Adviser: (i) is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect; (ii) is not prohibited by the 1940 Act or the Advisers Act from performing the services contemplated by this Agreement or the Advisory Agreement; (iii) has met, and will continue to meet for so long as this Agreement remains in effect, any other applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory organization, necessary to be met in order to perform the services contemplated by this Agreement and the Advisory Agreement; and (iv) has the authority to enter into and perform the services contemplated by this Agreement and the Advisory Agreement.

(e)    Neither the Adviser nor any officer, director, partner, or employee of the Adviser is subject to any event set forth in Section 9(a) of the 1940 Act that would disqualify the Adviser from acting as an investment adviser to an investment company under the 1940 Act. The Adviser will promptly notify the Subadviser of the occurrence of any event that would disqualify the Adviser from serving as an investment adviser of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise.

(f)    The Adviser has adopted and implemented a written code of ethics reasonably designed to comply with the requirements of Rule 17j-1 under the 1940 Act and written policies and procedures, as required by Rule 206(4)-7 under the Advisers Act, which are reasonably designed to prevent violations of the Advisers Act and the rules thereunder by the Adviser, its officers and employees. Upon reasonable notice to and reasonable request, the Adviser shall provide the Subadviser with access to the records relating to such policies and procedures as they relate to the Subadvised Portfolio.

(g)    The Adviser is either registered with the U.S. Commodity Futures Trading Commission as a “commodity pool operator” and a member in good standing of the National Futures Association or is relying on an applicable exemption or exclusion from registration as a commodity pool operator.

(h)    The Adviser is a corporation duly organized and validly existing under the laws of Delaware with the power to carry on its business as it is now being conducted.

(i)    This Agreement has been properly approved according to applicable laws rules and regulations by the shareholder(s) of each Fund, the Board and those directors of the Corporation who are not parties to this Agreement or interested persons of any such party.

6.          Subadviser’s Compensation. As compensation for the Subadviser’s services with respect to a Fund hereunder, the Adviser shall pay to the Subadviser a fee, computed daily and paid monthly in arrears, at an annual rate set forth on the Exhibit A relating to such Fund. The method of determining net assets of such Fund for purposes hereof shall be the same as the method of determining net assets for purposes of establishing the offering and redemption price of Fund shares as described in each Fund’s Prospectus. If this Agreement shall be effective for only a portion of a month, the aforesaid fee shall be prorated for the portion of such month during which this contract is in effect.

7.          Communication with Fund Investors. If, during the term of this Agreement, the Subadviser (and its successors) or any person or entity controlling, controlled by or under common control with the Subadviser (and its successors) knowingly, intentionally, expressly and specifically encourages any current beneficial owner of Fund Shares (a “Fund Investor”) expressly identified by Adviser to Subadviser as being a current Fund Investor to sell its Shares of the Fund, Adviser may terminate this Agreement immediately upon delivery of written notice to Subadviser. In all other respects, such termination shall proceed according to the provisions set out in Section 12(b) of this Agreement. For the avoidance of doubt, such immediate termination shall be the sole and exclusive remedy available for any such communication between Subadviser and a Fund Investor.

8.          Independent Contractor. In the performance of its duties hereunder, the Subadviser is and shall be an independent contractor and unless otherwise expressly provided herein or otherwise authorized in writing, shall have no authority to act for or represent the Corporation in any way or otherwise be deemed to be an agent of the Corporation or of the Adviser, subject to the terms of Section 1(f), above.

9.        Sales Literature. The Adviser and Subadviser acknowledge that all sales literature for investment companies (such as the Corporation) is subject to strict regulatory oversight. The Subadviser agrees to submit any proposed sales literature for the Corporation that mentions the Corporation (or any Fund) by name to the Corporation’s distributor for review and filing with the appropriate regulatory authorities prior to the public release of any such sales literature, provided, however, that nothing herein shall be construed so as to create any obligation or duty on the part of the Subadviser to produce sales literature for the Corporation (or any Fund). Further, other than sales literature which includes the Subadviser’s name to identify the Subadviser as the subadviser to a Fund, the Adviser agrees to submit to the Subadviser any sales literature referencing the Subadviser by name for review and approval prior to filing or public release.

10.      Amendments. The terms of this Agreement may be changed only by an instrument in writing signed by the parties, provided that the terms of such amendment shall be approved by (i) the affirmative vote of a majority of the Board cast in person at a meeting called for that purpose, including a majority of directors who are not interested persons of the Fund or the Adviser, and (ii) if necessary, by the affirmative vote of a majority of the outstanding voting securities of the Fund.

11.      Survival of Representations and Warranties. All representations and warranties made by the Subadviser and the Adviser pursuant to Section 4 and Section 5, respectively, will survive for the duration of this Agreement.

12.      Duration and Termination.

(a) Duration. This Agreement shall become effective with respect to a Fund after it has been approved in accordance with the requirements of the 1940 Act and Exhibit A has been executed by the Adviser and the Subadviser and shall continue in effect for the initial term set forth on Exhibit A and thereafter for successive periods of one year, subject in both cases to the provisions for termination and all of the other terms and conditions hereof and provided in the latter case that such continuation is specifically approved at least annually by (i) the affirmative vote of a majority of the Board, voting in person, including a majority of the directors who are not parties to this Agreement or interested persons of the Corporation, the Adviser, or the Subadviser, cast in person at a meeting called for that purpose, or (ii) the affirmative vote of a majority of the outstanding voting securities of each Fund.

(b) Termination. Notwithstanding anything to the contrary provided herein, this Agreement may be terminated at any time with respect to a Fund, without payment of any penalty: (i) by the affirmative vote of a majority of the Board, by the affirmative vote of a majority of the outstanding voting securities of such Fund, or by the Adviser, in each case upon not more than 60 nor less than 30 calendar days’ prior written notice to the Subadviser; or (ii) by the Subadviser, without payment of any penalty, upon not less than 60 calendar days’ prior written notice to the Adviser. This Agreement also shall terminate automatically in the event of its assignment by either party or upon the termination of the Advisory Agreement.

In the event of termination of this Agreement with respect to a Fund for any reason, the Subadviser shall, immediately upon notice of termination or on such later date as may be specified in such notice, cease all activity on behalf of such Fund and with respect to any of its assets, except as expressly directed by the Adviser. Notwithstanding the foregoing, the Subadviser shall have reasonable time to close out all open positions of such Fund in a prudent manner after notice of termination if it is not able to do so immediately. In addition, the Subadviser shall deliver the Fund Books and Records to the Adviser by such means and in accordance with such schedule as the Adviser shall direct and shall otherwise cooperate, as reasonably directed by the Adviser, in the transition of portfolio assets management to any successors of the Subadviser, including the Adviser. The Subadviser may retain copies of any record required to meet any record retention obligation imposed by law or regulation.

13.      Standard of Care; Liability and Indemnification; Trade Errors.

(a) Liability. The Subadviser shall exercise its best judgment in rendering the services provided by it under this Agreement. In the absence of willful misfeasance, bad faith, or gross negligence on the part of the Subadviser or its affiliates, supervised persons or access persons, or of reckless disregard of its obligations and duties hereunder, the Subadviser or any of its affiliates, supervised persons or access persons shall not be subject to any liability to the Adviser, the Corporation or the Fund, to any shareholder of the Fund, or to any person, firm, or organization for any act or omission in the course of, or connected with the rendering of services by the Subadviser. Notwithstanding the foregoing, federal securities laws and certain state laws impose liabilities under certain circumstances on persons who have acted in good faith, and, therefore, nothing herein shall in any way constitute a waiver or limitation of any rights that a Fund or any shareholder of the Fund may have under any federal securities or state law or under the CEA the applicability of which is not permitted to be contractually waived.

(b) Indemnification.

(i)    The Subadviser shall indemnify and hold the Adviser and its affiliates, supervised persons and access persons harmless from and against any and all losses, damages, costs, charges, reasonable counsel fees, payments, expenses, and liabilities arising out of or attributable to any action or failure or omission to act by the Subadviser as a result of (A) any material misstatement or omission in the Prospectus, any proxy statement, or communication to current or prospective investors in a Fund relating to disclosure provided to the Adviser or the Fund by the Subadviser for inclusion in such documents (and not superseded by revisions provided to the Adviser or the Fund by the Subadviser prior to the publication of the relevant document or communication); or (B) the Subadviser’s willful misfeasance, bad faith, gross negligence, or reckless disregard of its obligations and duties hereunder or to the Corporation or a Fund generally or any third party claims arising out of the Subadviser’s violations of applicable law, including, without limitation, federal and state securities laws and the CEA.

(ii)    The Adviser shall indemnify and hold the Subadviser and its affiliates, supervised persons and access persons harmless from and against any and all losses, damages, costs, charges, reasonable counsel fees, payments, expenses, and liabilities arising out of or attributable to any action or failure or omission to act by the Adviser as a result of (A) any material misstatement or omission in the Prospectus, any proxy statement, or communication to current or prospective investors in a Fund (other than a misstatement or omission relating to disclosure provided to the Adviser or the Fund by the Subadviser for inclusion in such documents and not superseded by revisions provided to the Adviser or the Fund by the Subadviser prior to the publication of the relevant document or communication); or (B) the Adviser’s willful misfeasance, bad faith, gross negligence, or reckless disregard of its obligations and duties hereunder or to the Corporation or a Fund generally or any third party claims arising out of the Adviser’s violations of applicable law, including, without limitation, federal and state securities laws and the CEA.

(c) Trade Errors. If any trading errors occur in the handling of transactions for the Subadvised Portfolio due to the Subadviser’s actions or inaction (each, a “Subadviser Trade Error”), the Subadviser shall be responsible for identifying and correcting any such Subadviser Trade Errors as promptly as practicable. Notwithstanding anything to the contrary in this Agreement, in the event of any Subadviser Trade Errors, the Subadviser shall be responsible for any loss or expense resulting therefrom. Subadviser Trade Errors include, but are not limited to, (i) erroneous orders by the Subadviser for the Subadvised Portfolio that result in the purchase or sale of Investments that were not intended to be purchased or sold, and (ii) erroneous orders by the Subadviser that result in the purchase or sale of Investments for the Subadvised Portfolio in an unintended amount or price.

14.      Confidentiality. The Adviser and the Subadviser acknowledge that each Fund may disclose shareholder nonpublic personal information (“NPI”) to the Subadviser solely in furtherance of fulfilling the Subadviser’s contractual obligations under this Agreement in the ordinary course of business to support a Fund and its shareholders. The Subadviser agrees to be bound to use and redisclose such NPI only for the limited purposes of processing and servicing transactions; for specified law enforcement and miscellaneous legally permitted purposes; and as a Fund service provider or in connection with joint marketing arrangements solely at the direction and discretion of the Fund, in accordance with the limited exceptions set forth in applicable state privacy laws and Regulation S-P. The Subadviser further represents and warrants that, in accordance with applicable state privacy laws and Regulation S-P, it has implemented safeguards by adopting policies and procedures reasonably designed to ensure compliance with applicable privacy laws. The Subadviser agrees to maintain the confidentiality of any NPI it receives from a Fund in connection with this Agreement or any joint marketing arrangement beyond the termination date of this Agreement.

The Adviser agrees to hold any and all non-public, confidential or proprietary information pertaining the Subadviser (collectively, the “Subadviser Confidential Information”) in strict confidence and not to disclose any such information without the prior written consent of the Subadviser except as required by law. If so required by law, the Subadviser shall, to the extent feasible, be promptly notified in writing in advance, and the party required to make such disclosure shall seek to obtain reasonable assurance that any information disclosed in accordance with this paragraph will receive confidential treatment. Subadviser Confidential Information shall not include information a party to this Agreement can clearly establish was (a) known to such party prior to disclosure to such party by the other party or its representatives and not otherwise subject to a separate confidentiality obligation, (b) rightfully acquired by the party from third parties whom the party reasonably believes after due inquiry are not under an obligation of confidentiality to the other party to this Agreement, (c) placed in the public domain without fault of the party or its affiliates, or (d) independently developed by the party without reference or reliance upon the Confidential

Information. The Adviser shall not use the information provided by the Subadviser to trade for its own account or for the account of any other person or try to “reverse engineer” the investment and trading methodologies and strategies of the Subadviser.

15.      No Borrowing. The Subadviser agrees that neither it nor any of its officers or employees shall borrow from a Fund or pledge or use a Fund’s assets in connection with any borrowing not directly for the Fund’s benefit. For this purpose, failure to pay any amount due and payable to a Fund that has been billed to the Subadviser by the Fund for a period of more than thirty (30) days shall constitute a borrowing.

16.      Services Not Exclusive. The services furnished by the Subadviser hereunder are deemed not to be exclusive, and nothing in this Agreement shall (i) prevent the Subadviser or any affiliated person (as defined in the 1940 Act) of the Subadviser or any employee, agent, manager or affiliated person of such person from acting as investment adviser or manager for any other person or persons, including other management investment companies or investment vehicles or accounts of any type with investment objectives and policies the same as or similar to those of the Fund, or (ii) limit or restrict the Subadviser or any such employee, agent, manager or affiliated person from buying, selling or trading any securities or other investments (including any securities or other investments which the Fund is eligible to buy) for its or their own accounts or for the accounts of others for whom it or they may be acting.

17.      Jurisdiction. This Agreement shall be governed by and construed in accordance with substantive laws of the State of Wisconsin without giving regard to conflict of law principles; provided, however, that nothing herein shall be construed in a manner that is inconsistent with the 1940 Act, the Advisers Act, or the rules and regulations promulgated with respect to such Acts.

18.      Notice. Any notice that is required to be given by the parties to each other under the terms of this Agreement shall be in writing, delivered or mailed postpaid to the other party, or transmitted by facsimile with acknowledgment of receipt or by tested electronic transmission, return receipt requested, to the parties at their principal places of business, which may from time to time be changed by the parties by notice to the other party. All such notices shall be deemed to have been given (i) upon delivery by hand delivery, (ii) three (3) days after delivery if by registered or certified mail, return receipt requested, postage prepaid, or (iii) immediately if by tested electronic mail system or facsimile, return receipt requested. As of the date of this Agreement, the addresses of the parties are:

Adviser:

  BMO Asset Management Corp.

  Attention: Head, BMO Global Asset Management (U.S.)

  115 South LaSalle Street, 11th Floor

  Chicago, Illinois 60603

  Fax: 312-461-5370

With a copy to:

  BMO Financial Group

  Legal Corporate and Compliance Group

  Attention: BMO Funds Legal

  111 East Kilbourn Avenue, 4th Floor

  Milwaukee, Wisconsin 53202

  Fax: 414-287-7025

Subadviser:

19.      Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

20.      Third Party Rights. In addition to the parties hereto, this Agreement is intended to be for the benefit of the Corporation, which is intended to be a third-party beneficiary hereunder and may, as such, exercise such rights as if it were the Adviser. With the exception of such parties, no other party shall have any rights hereunder.

21.      Severability. If any provision of this Agreement is held or made invalid by a court decision or applicable law, the remainder of the Agreement shall not be affected adversely and shall remain in full force and effect.

22.      Miscellaneous. Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act shall be resolved by reference to such term or provision of the 1940 Act and to interpretations thereof. Specifically, as used in this Agreement, “investment company,” “affiliate,” “interested person,” “assignment,” “confidential information,” “controlling persons,” “broker,” “dealer” and “affirmative vote of the majority of a Fund’s outstanding voting securities” shall all have such meaning as such terms have in the 1940 Act. In addition, where the effect of a requirement of the 1940 Act reflected in any provision of this Agreement is relaxed by a rule, regulation, or order of the SEC applicable to each Fund, such provision shall be deemed to incorporate the effect of such rule, regulation, or order.

23.      Sole Agreement. This Agreement represents the entire agreement and understanding between the parties and sets forth the rights, duties and obligations of each party to the other as of its date. Any prior agreements, understandings, and representations relating to the subject matter of this Agreement are incorporated herein.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be signed on their behalf by their duly authorized officers as of the date first above written.

BMO ASSET MANAGEMENT CORP.

By:
Name:
Title:

BMO ASSET MANAGEMENT CORP.
By:
Name:
Title:

F&C MANAGEMENT LIMITED

By:
Name:
Title:

Exhibit A

Fund Name	Subadvisory Fee	Initial Term

BMO Alternative Strategies Fund	[ ]% of the Subadvised Portfolio’s average daily net assets	[ , 20 ]

Executed as of this      day of             , 2018.

BMO ASSET MANAGEMENT CORP.

By:
Name:
Title:

BMO ASSET MANAGEMENT CORP.

By:
Name:
Title:

F&C MANAGEMENT LIMITED

By:
Name:
Title: